SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Growth Trust (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND Two International Place Boston, Massachusetts 02110

September 15, 2009

Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance-Atlanta Capital Large-Cap Growth Fund, a series of Eaton Vance Growth Trust, on Friday, November 6, 2009. There is only one item on the agenda, but it is an important one – to change an investment policy. We ask you to read the enclosed information carefully and to submit your vote promptly.

     In the proxy statement that follows this letter, the Trustees are asking Fund shareholders to approve a change in the diversification status of the Fund from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Because this policy is considered fundamental under federal securities laws, revising or eliminating the policy requires shareholder approval.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Fund avoid the expense of additional mailings.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:00 A.M. – 6:00 P.M. (Eastern Time). Your participation in this vote is extremely important.

Sincerely, /s/ Thomas E. Faust Jr. Thomas E. Faust Jr. President Eaton Vance Growth Trust

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND Two International Place Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Friday, November 6, 2009: The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources” followed by “Important Fund Documents”.

     A Special Meeting of Shareholders of Eaton Vance-Atlanta Capital Large-Cap Growth Fund (the “Fund”), a series of Eaton Vance Growth Trust (the “Trust”), will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, November 6, 2009 at 2:00 P.M. (Eastern Time), for the following purposes:

1.	To approve a change in the diversification status of the Fund from a diversified fund to a non-diversified fund, as such terms are defined under the 1940 Act.
2.	To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

      The proposals are discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws of the Trust. The Board of Trustees of the Trust has fixed the close of business on September 9, 2009 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees /s/ Maureen A. Gemma Maureen A. Gemma Secretary

September 15, 2009 Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance-Atlanta Capital Large-Cap Growth Fund Two International Place Boston, Massachusetts 02110 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a Special Meeting of Eaton Vance-Atlanta Capital Large-Cap Growth Fund (the “Fund”) to be held on November 6, 2009 at 2:00 P.M. (Eastern Time) at Two International Place, Boston, MA 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, The Altman Group, Inc., 60 East 42nd Street, Ste. 916, New York, NY 10165, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. If you attend the meeting in person, please be prepared to present photo identification. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy and accompanying material is initially being mailed to shareholders on or about September 15, 2009. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

     The Trustees have fixed the close of business on September 9, 2009 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of September 9, 2009, there were [ ] shares of beneficial interest of the Fund consisting of Class A and Class I shares.

     The persons who held of record more than 5% of the outstanding shares of any class of shares of the Fund as of September 9, 2009 are set forth in Exhibit A. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund. The Trustees and executive officers of the Fund individually and as a group own beneficially less than 1% of the outstanding shares of the Fund as of September 9, 2009. Shareholders of all classes of shares of the Fund will vote jointly on all items.

     The Trustees know of no business other than the business mentioned in Proposal One of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     The Fund has previously sent its Annual Report and Semiannual Report to its shareholders. The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations, or (iii) call 1-800-262-1122 Monday through Friday between 8:00 A.M. and 6:00 P.M. (Eastern Time).

PROPOSAL ONE. TO APPROVE A CHANGE IN THE FUND’S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED

     The Investment Company Act of 1940, as amended (the “1940 Act”), requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund. As a diversified fund under the 1940 Act, the Fund currently has a fundamental policy that it may not (with respect to 75% of its assets) invest more than 5% of its assets in any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the

U.S. Government, its agencies or instrumentalities and except securities of other investment companies. If this Proposal is approved, this fundamental policy will be eliminated and the Fund’s diversification status will change to non-diversified. As a non-diversified fund, the Fund is expected to invest a large portion of its assets in the securities of a smaller number of issuers than would be typical of a diversified fund. This more concentrated style of investing will make the Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests. In general, concentration in a smaller number of issuers can be expected to increase the frequency and magnitude of any increases and decreases in the value of the Fund’s shares. Accordingly, the Fund’s more concentrated investment style will involve more risk than a more diversified style.

     If this proposal is approved by Fund shareholders, the Fund’s name will change to Eaton Vance-Atlanta Capital Focused Growth Fund; the Fund will adopt an investment policy of investing in the common stocks of approximately 20 to 35 companies; the requirement of the Fund to invest 80% of net assets in common stocks of companies with large market capitalizations (“large company stocks”) will be deleted; and the Fund’s primary benchmark will change to the Russell 1000 Growth Index. Although the Fund will no longer be required to invest 80% of its net assets in large company stocks, the Fund will invest primarily in companies having market capitalizations that rank in the top 1,000 U.S. companies. Fund management believes that the ability to make more concentrated investments is consistent with, and will help the Fund to achieve, its investment objective of long-term capital growth. In arriving at the foregoing conclusions, the Trustees considered information from Fund management, including the experience and results of Atlanta Capital Management Company, LLC (“Atlanta Capital”), the Fund’s subadviser, in managing other client accounts in this more concentrated investment strategy. If the foregoing change to the Fund’s diversification status is approved, the Fund would continue to be subject to the diversification requirements of the Internal Revenue Code of 1986, as amended, which require that as of each of the Fund’s fiscal quarter ends the Fund meet the 5% and 10% limitations required of a diversified fund (described above) with respect to only 50% of assets (provided that not more than 25% of assets is invested in any single issuer).

Changes to the Portfolio’s Diversification Status

     In seeking its objective, the Fund invests all or substantially all of its assets in the Large-Cap Growth Portfolio (the “Portfolio”), a separate open-end investment company that has the same objective and policies as the Fund. When voting on a parallel proposal to change the diversification status of the Portfolio from diversified to non-diversified, the Fund will vote its interest in the Portfolio for or against such proposal proportionately to the votes received for or against such revision in this Proposal. If a sufficient number of votes in favor of changing the Portfolio’s diversification status are received from the investors in the Portfolio, the status will be changed.

Required Vote for Proposal One

     The Fund’s status as a diversified fund and its current fundamental investment policy on diversification set forth above may not be changed or eliminated without shareholder approval. Therefore, shareholders of the Fund are being asked to approve the change of the Fund’s status to non-diversified (which includes the elimination of its current fundamental investment restriction regarding diversification). Elimination of the Fund’s diversification policy requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

If shareholders do not approve Proposal One, the Fund will continue to be a diversified fund and a shareholder vote will be required in order to change that status.

The Board of Trustees recommends that the shareholders of the Fund vote FOR the proposal to change the Fund’s diversification status from diversified to non-diversified as described in this Proposal.

NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations.

ADDITIONAL INFORMATION

Investment Adviser, Investment Sub-Adviser, Administrator and Underwriter

     Eaton Vance Management (“Eaton Vance”) serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Boston Management and Research (“BMR”), a subsidiary of Eaton Vance, serves as investment adviser to the Portfolio. Atlanta Capital, a majority-owned affiliate of Eaton Vance Corp. serves as the sub-adviser to the Portfolio. Eaton Vance Distributors, Inc. (“EVD”) acts as the principal underwriter for the Fund and as placement agent for the Portfolio. The business address of BMR, Eaton Vance and EVD is Two International Place, Boston, Massachusetts 02110. The business address for Atlanta Capital is 1349 W. Peachtree Street, Suite 1600, Atlanta, GA 30309.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trustees will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Fund’s transfer agent, PNC Global Investment Servicing (“PNC”), by broker-dealer firms or by a professional solicitation organization. The Fund has retained The Altman Group, Inc. to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $5,0001 (including tabulation) plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust’s officers, by Eaton Vance personnel, by PNC, by broker-dealer firms or by The Altman Group, Inc., in person, or by telephone, by facsimile or other electronic means, will be borne by the Fund. A written proxy may be delivered to the Fund prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other entities or persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total proxy costs are estimated to be $5,600.

     Shareholders may also choose to give their proxy votes through the Internet or by telephone using automated telephonic voting rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes over the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

[1] Estimates assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher.

     All proxy cards solicited by the Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal One, it will be voted FOR the matters specified on the proxy card. With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of the Fund for which instructions were received. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of the Proposal.

     Under the By-laws of the Trust, a quorum to transact business at the Special Meeting of Shareholders requires the presence, in person or by proxy, of the holders of a majority of the then issued and outstanding shares of the Fund. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Fund in favor of Proposal One set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.

September 15, 2009

Exhibit A

     As of September __, 2009, the following record owner(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Class A:

[Insert table of 5% holders here]

Class I:

[Insert table of 5% holders here]

A-1

DRAFT

PROXY TABULATOR 60 East 42nd Street, Ste. 916 New York, NY 10165		Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance Website,
www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources” followed by “Important Fund Documents”.
CALL:		To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON: Vote on the internet at www.2voteproxy.com and follow the onscreen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND SPECIAL MEETING OF SHAREHOLDERS NOVEMBER 6, 2009 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints
BARBARA E. CAMPBELL, KRISTIN S. ANAGNOST, THOMAS E. FAUST JR. AND MAUREEN A. GEMMA and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of
Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts
02110, on Friday, November 6, 2009 at 2:00 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
	NO POSTAGE REQUIRED IF MAILED IN THE U.S.	Dated ________________

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	Signature(s) (Title(s), if applicable):	(Sign in the Box)

Note: Please sign this proxy as your name appears on the books of the Fund.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [	]
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1. To approve a change in the diversification status of the Fund from
diversified to nondiversified.	[ ]	[ ]	[ ]

MEETING ATTENDANCE:
Mark the box to the right if you plan to attend the Special Meeting.		[ ]
If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE: _________________
_______________
_______________

PLEASE SIGN ON REVERSE SIDE

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